Exhibit 10.43

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This First Amendment to Loan and Security Agreement, dated as of January 18, 2007 (this “Amendment”), is made by and among (i) ABS SOS-PLUS PARTNERS LTD., a Cayman Islands corporation (the “Lender”), and (ii) VEIN ASSOCIATES OF AMERICA, INC., a Florida corporation (the “Company”), VEIN ASSOCIATES, PA, a Florida professional association (“Vein FLA”), VEIN ASSOCIATES INC., a New Jersey corporation (“Vein NJ”), VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION, a Texas professional association (“Vein TX”), VASCULAR RELIEF CENTERS CORP., a Nevada corporation (“Vascular”), and VEIN ASSOCIATES P.C., an Alabama professional corporation (“Vein AL” and, together with the Company, Vein FLA, Vein NJ, Vein TX and Vascular, each individually, a “Borrower”, and collectively, the “Borrowers”).

Recitals

        The Company, Vein FLA, Vein NF, Vein TX and the Lender entered into a Loan and Security Agreement dated as of February 15, 2006 (the “Loan Agreement”).

        Vascular became a party to the Loan Agreement as an additional borrower pursuant to that certain Joinder Agreement dated as of February 15, 2006 among the Borrowers and the Lender.

        Vein AL became a party to the Loan Agreement as an additional borrower pursuant to that certain Joinder Agreement dated as of October ___, 2006 among the Borrowers and the Lender.

        Certain Events of Default exist under the Loan Agreement.

        Notwithstanding such Events of Default, the Borrowers have requested that the Lender make a term loan to the Borrowers in the amount of $518,000, and the Lender is willing to do so on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1.       Defined Terms. Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

        2.       Acknowledgment of Events of Default. The Borrowers hereby acknowledge and agree that various Events of Default exist and are continuing, including, without limitation, Events of Default under Section 6.1(b) of the Loan Agreement as a result of the failure of the Borrowers to provide monthly financial statements to the Lender. The Borrowers acknowledge that additional Events of Default may exist (such as, for example, Events of Default with respect to the Financial Covenants) which the Lender is unable to identify as a result of the Borrowers’ defaults under Section 6.1(b). The Lender hereby reserves all of its rights and remedies with respect to all such Events of Default without the necessity of any notice to any

Borrower, any Validity Guarantor or any other Person, and the Borrowers acknowledge and agree that (a) the Default Rate is in effect with respect to Revolving Advances and shall, at the Lender’s option in its sole discretion, remain in effect unless and until all Events of Default are cured or waived, in each case as determined by the Lender in its sole discretion, (b) the Lender may, in its discretion at any time hereafter, institute the Default Rate with respect to the Term Advance described herein, (c) any prior agreement by the Lender to forbear from or forego the exercise of rights and remedies with respect to any Event of Default is no longer of any force or effect and shall in no way limit the rights of the Lender as set forth herein and in the other Loan Documents, (d) the Lender has no obligation to make any further Advances to the Borrowers, and (e) any such Advances shall be made or refused in the Lender’s sole discretion, and the making of any such Advance (including the Term Advance contemplated hereby) shall not be deemed to be a waiver of any Event of Default or entitle the Borrowers to any additional Advance.

        3.       Accounts of Vein AL. The Lender hereby agrees that, to the extent that the Accounts of Vein AL qualify as Eligible Accounts, such Accounts may be included in the Borrowing Base.

        4.       New Definitions. The Loan Agreement is amended by inserting the following new definitions in appropriate alphabetical order in Section 1.1:

“Capital Raise Event” means, at any time on or after January 1, 2007, the receipt by one or more Borrowers of Net Cash Proceeds from any Equity Issuance.

“Equity Issuance” means the issuance, sale or other disposition by any Borrower of its capital stock, any rights, warrants or options to purchase or acquire any shares of its capital stock or any other security or instrument representing, convertible into or exchangeable for an equity interest in any Borrower; provided, however, that the term “Equity Issuance” shall not include the issuance or sale of the warrants (including the capital stock issued upon exercise of such warrants) of the Company to the Lender pursuant to the Warrant Documents.

“Net Cash Proceeds” means, in the case of any Equity Issuance, the aggregate cash proceeds received by any Borrower in respect thereof, less (a) reasonable fees and out-of-pocket expenses payable by the Company or any of its Subsidiaries in connection therewith, and (b) taxes paid or payable as a result thereof; it being understood that the term “Net Cash Proceeds” shall include, as and when received, any cash received upon the sale or other disposition of any non-cash consideration received by any Borrower in respect of any Equity Issuance.

“Term Advance” is defined in Section 2.13.

“Term Note” means the Borrowers’ promissory note, payable to the order of the Lender, with respect to the Term Advance, as same may be renewed and amended from time to time, and all replacements thereof.

        5.       Amended Definitions. The Loan Agreement is amended by deleting the definitions of “Advance”, “Loan Documents”, “Note” and Validity Guarantor(s)” set forth in Section 1.1 and inserting the following in lieu thereof:

“Advance” means a Revolving Advance or the Term Advance, and “Advances” means all Revolving Advances and the Term Advance.

“Loan Documents” means this Agreement, the Notes, the Security Documents, the Warrant Documents, each Borrowing Base Certificate and any other agreement, document, instrument or certificate executed and/or delivered in connection with this Agreement or the transactions contemplated hereby.

“Note” means the Revolving Note, the Term Note or any other promissory note by one or more Borrowers in favor of the Lender, and “Notes” means the Revolving Note, the Term Note and all such other notes by one or more Borrowers in favor of the Lender.

“Validity Guarantor(s)” means Eric Luetkemeyer, Andrew Schenker and any other Person now or hereafter party to a validity guaranty in favor of the Lender with respect to the transactions contemplated hereby.

        6.       Revolving Advances. Loan Agreement is amended by deleting Section 2.1(a) and inserting the following in lieu thereof:

(a) The Lender agrees, subject to the terms and conditions of this Agreement, to make advances (“Revolving Advances”) to the Borrowers from time to time from the date that all of the conditions set forth in Section 4.1 are satisfied (the “Funding Date”) to and until the Termination Date, in an amount not in excess of the Borrowing Base. The Lender shall have no obligation to make a Revolving Advance to the extent that the amount of the requested Revolving Advance exceeds Availability. The Borrowers’ obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrowers may borrow, prepay pursuant to Section 2.7, and reborrow. The Borrowers shall repay the aggregate outstanding principal amount of all Revolving Advances, together with any accrued and unpaid interest thereon, on the Termination Date.

        7.       Term Advance. The Loan Agreement is amended by inserting the following new Section 2.13:

Section 2.13 Term Advance.

(a) The Lender agrees, subject to the terms and conditions of this Agreement, to make a single advance to the Borrowers on or about January ___, 2007 in the amount of $518,000 (the “Term Advance”). The Borrowers’ obligation to pay the Term Advance shall constitute an additional “Obligation”

hereunder, shall be evidenced by the Term Note and shall be secured by all of the Collateral.

(b) Upon fulfillment of the applicable conditions precedent to the Term Advance, the Lender shall disburse the Term Advance in the manner specified in that certain authority to pay letter by the Borrower Agent to the Lender dated on or about January ___, 2007.

(c) The outstanding principal balance of the Term Advance shall be due and payable as follows:

(i) in equal monthly installments of $9,000.00, beginning on February 1, 2007, and on the first day of each month thereafter; and

(ii) upon the earlier to occur of (A) July 1, 2007, and (B) the initial Capital Raise Event, the Borrowers shall prepay the Term Advance in an amount equal to $250,000; and

    (iii)        upon any Capital Raise Event (other than any Capital Raise Event in connection with which the Borrowers made the prepayment required by clause (ii) above), the Borrowers shall repay the Term Advance in full.

(d) All prepayments of principal with respect to the Term Advance shall be applied to the most remote principal installment or installments then unpaid.

(e) On the Termination Date, the entire unpaid principal balance of the Term Advance and all unpaid interest accrued thereon shall also be fully due and payable.

(f) Notwithstanding the provisions of Section 2.3(a), the Term Advance shall bear interest at a rate of eighteen percent (18%) per annum, computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). At the Lender’s option during a Default Period, the Lender may institute the Default Rate with respect to the Term Advance as contemplated by Section 2.3(b). All accrued interest with respect to the Term Advance shall be due and payable on (i) each Interest Payment Date, and (ii) on the date of any principal payment made or required to be made with respect to the Term Advance.

        8.       No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any Advance.

        9.       Conditions Precedent. The Lender’s obligation to make the Term Advance is subject to the satisfaction of the following conditions precedent, in each case in a manner acceptable to the Lender in its discretion:

(a) The Lender shall have received a satisfactory payoff and Lien release letter from Regions Bank.

(b) The Lender shall have received a duly executed Term Note.

(c) The Lender shall have received satisfactory evidence that it has a perfected, first-priority security interest in all assets of Vein AL.

(d) The Lender shall have received a warrant for 2,000,000 shares of the Company’s Common Stock, together with such registration rights agreements and such other Warrant Documents as the Lender may request in its discretion.

(e) The Lender shall have received such other items as the Lender may reasonably request.

        10.       Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

(a) Such Borrower has all requisite power and authority to execute this Amendment and the other Loan Documents in connection herewith and to perform all of its obligations hereunder and thereunder, and this Amendment and the other Loan Documents in connection herewith have each been duly executed and delivered by such Borrower, and each constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents in connection herewith have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation or by-laws or other constituent documents of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        11.       References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

        12.       No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

        13.       Costs and Expenses. Each Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may make a Revolving Advance to the Borrowers under the Loan Agreement, or apply the proceeds of any Revolving Advance, for the purpose of paying any such fees, disbursements, costs and expenses.

        14.       Release. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, attorneys and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

        15.       Miscellaneous. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed as of the date first written above.

BORROWERS:

VEIN ASSOCIATES OF AMERICA, INC.

By:______________________
Name: Eric Luetkemeyer
Title: President

VEIN ASSOCIATES, PA

By:______________________
Name: Robert Theobald
Title: President

VEIN ASSOCIATES INC.

By:______________________
Name: Patrick Clancy
Title: President

VASCULAR RELIEF CENTERS CORP.

By:______________________
Name:
Title:

VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION

By:______________________
Name: Morton Franklin
Title: President

VEIN ASSOCIATES P.C.

By:______________________
Name: John R. Kingsley
Title: President

LENDER:

ABS SOS-PLUS PARTNERS LTD.
By: SIAM Capital Management Ltd.

By:______________________
Name: Tamischa Ambrister
Title: Director

The undersigned Validity Guarantor acknowledges and consents to the foregoing and agrees that his Validity and Support Agreement in favor of the Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

____________________________________________________L.S.
ERIC LEUTKEMEYER

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, ERIC LUETKEMEYER personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates of America, Inc., a Florida corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer:
VEIN ASSOCIATES OF AMERICA, INC.

By:______________________________
Name: Eric Luetkemeyer
Title: President

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, personally appeared ROBERT THEOBALD, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates, PA, a Florida corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer:
VEIN ASSOCIATES, PA

By:______________________________
Name: Robert Theobald
Title: President

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, personally appeared PATRICK CLANCY, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates Inc., a New Jersey corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer:
VEIN ASSOCIATES INC.

By:______________________________
Name: Patrick Clancy
Title: President

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, MORTON FRANKLIN personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates, Professional Association, a Texas corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer:
VEIN ASSOCIATES, PROFESSIONAL ASSOCIATION

By:______________________________
Name: Morton Franklin
Title: President

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, _____________________________________________ personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the __________________________________ of Vascular Relief Centers Corp., a Nevada corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

Signature of the Borrower's Officer:
VASCULAR RELIEF CENTERS CORP.

By:______________________________
Name: ______________________________
Title: ______________________________

NOTARY JURAT FOR EXECUTION OFWRITTEN
OBLIGATIONS TO PAY MONEY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the State of ________________, County of _________________, JOHN R. KINGSLEY personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the President of Vein Associates P.C., an Alabama professional corporation, who, being by me first duly sworn, stated that:

1.

He executed the foregoing First Amendment to Loan and Security Agreement on behalf of such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of __________________________, County of ________________; and

2.	He shall deliver the foregoing First Amendment to Loan and Security Agreement to ABS SOS - PLUS PARTNERS LTD. at Nassau, The Bahamas via overnight courier.

        Signature of the Borrower’s Officer:

Signature of the Borrower's Officer:
VEIN ASSOCIATES P.C.

By:______________________________
Name: John R. Kingsley
Title: President

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]

AFFIDAVIT REGARDING DELIVERY

        On this the ____ day of January, 2007, before me, the undersigned, a Notary Public in and for the Commonwealth of the Bahamas, Tamischa Ambrister personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Director of SIAM CAPITAL MANAGEMENT LTD., a Bahamian corporation, as agent for ABS SOS - PLUS PARTNERS LTD., who, being by me first duly sworn, stated that she has received delivery of the foregoing First Amendment to Loan and Security Agreement on behalf of ABS SOS - PLUS PARTNERS LTD. in the Commonwealth of the Bahamas.

_____________________________________________ Signature of Officer of SIAM Capital Management Ltd., as agent for ABS SOS - Plus Partners Ltd.

Sworn to and subscribed before me this ___ day of January, 2007:

______________________________
            Notary Signature

My Commission Expires:

______________________________
            [Affix Notarial Seal]